UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

February 22, 2016
Date of Report
(Date of Earliest Event Reported)

RAVEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

South Dakota	001-07982	46-0246171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East 6th Street, P.O. Box 5107, Sioux Falls, SD 57117-5107
(Address of principal executive offices)

(605) 336-2750
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 23, 2016, Raven Industries, Inc. (the “Company”) announced that Heather Wilson has joined the Company’s Board of Directors. The appointment is effective immediately.
Dr. Wilson currently serves as the President of South Dakota School of Mines & Technology in Rapid City, SD. Prior to being named President in 2013, Dr. Wilson served in the U.S. House of Representatives representing New Mexico’s first district from 1998-2009 where she was a senior member of the House Energy and Commerce Committee and the House Permanent Select Committee on Intelligence. Dr. Wilson also previously worked as a senior advisor to several large scientific and defense companies.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
(d)	Exhibits

99.1	Press Release Dated February 23, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2016

RAVEN INDUSTRIES, INC.
/s/ Stephanie Herseth Sandlin
Stephanie Herseth Sandlin
General Counsel and Vice President of Corporate Development, Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 23, 2016